UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2018

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we,” “us,” or “our” are references to OncoCyte Corporation.

Section 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07, at our annual meeting of shareholders held on August 27, 2018, our shareholders approved a new 2018 Equity Incentive Plan (the “Incentive Plan”).

Summary of the Incentive Plan

The following summary of the Incentive Plan is qualified in all respects by reference to the full text of the Incentive Plan, a copy of which has been filed as an exhibit to this Report.

The Incentive Plan will reserve 5,000,000 shares of our common stock for the grant of stock options or the sale of restricted stock (“Restricted Stock”) or for the settlement of hypothetical units issued with reference to common stock (“Restricted Stock Units”). We may also grant stock appreciation rights (“SARs”) under the Incentive Plan. The Incentive Plan also permits us to issue such other securities as our Board of Directors or the Compensation Committee (the “Committee”) administering the Incentive Plan may determine.

Awards of stock options, Restricted Stock, SARs, and Restricted Stock Units (“Awards”) may be granted under the Incentive Plan to our employees, directors, and consultants, and those of any of our subsidiaries, including any subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by the Committee, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

Awards may be granted under the Incentive Plan to our employees, directors, and consultants, and those of any subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by the Compensation Committee, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. Awards may not vest, in whole or in part, earlier than one year from the date of grant. Vesting of an Award after the date of grant may be accelerated by the Committee or the Board, or under the terms of any Award agreement or employment agreement or other agreement, only in the following limited circumstances: (a) the death or disability of the Award holder; (b) termination of employment or “continuous service,” as defined in the Incentive Plan, of the Award holder by OncoCyte without “cause,” as defined in the Incentive Plan, or by the Award holder for “good reason,” as defined in the Incentive Plan; or (c) termination of the employment or “continuous service” of the Award holder by OncoCyte or a successor in interest without “cause,” or by the Award holder for “good reason,” following a “change in control” of OncoCyte, as defined in the Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period (as determined by the Committee or the Board), or a combination of actual and pro rata achievement of performance goals.

No person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or Restricted Stock Units with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board of Directors, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to our employees and employees of our subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of our common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board of Directors or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us.

Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or Restricted Stock Units subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. We may permit employees or consultants, but not executive officers or directors, who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

The Board of Directors or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the Board of Directors or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board of Directors or Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of Restricted Stock Units shall be determined by the Board or Committee. No shares of common stock shall be issued at the time a Restricted Stock Unit is granted, and we will not be required to set aside a fund for the payment of any such award. A recipient of Restricted Stock Units shall have no voting rights with respect to the Restricted Stock Units. Upon the expiration of the restrictions applicable to a Restricted Stock Unit, we will either issue to the recipient, without charge, one common share per Restricted Stock Unit or cash in an amount equal to the fair market value of one common share.

At the discretion of the Board of Directors or Committee, each Restricted Stock Unit (representing one common share) may be credited with cash and stock dividends paid in respect of one common share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by us for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the Restricted Stock Unit. If a Restricted Stock Unit is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one common share on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, an optionee or recipient of a Restricted Stock or Restricted Stock Unit Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold shares of common stock from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered shares of OncoCyte common stock.

Changes in Shares Under the Incentive Plan

In the event of changes in the outstanding common stock or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code.

Restrictions on Transfers of Options

Under the Incentive Plan, stock options may be transferred to a limited class of defined “permitted transferees,” such as the option holder’s immediate family members, family trusts and family controlled companies. In addition, options may be transferred to a securities broker/dealer to exercise the options on the option holder’s behalf as a means of the option holder obtaining the funds needed to exercise the option, provided that the fair market value of the shares being acquired exceeded the exercise price of the option at the close of the market on the trading day preceding the exercise date.

Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of OncoCyte common stock. The fair market value is generally determined by the closing price of OncoCyte common stock on the NYSE American or any other national securities exchange or inter-dealer quotation system on which OncoCyte common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by OncoCyte to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by OncoCyte using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2018 annual meeting of shareholders was held on August 27, 2018. At the meeting our shareholders elected seven directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year, approved the new 2018 Equity Incentive Plan described in Item 5.02 above, and approved an amendment of our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 85,000,000 shares.

There were 39,407,566 shares of OncoCyte common stock outstanding and eligible to vote at the annual meeting as of the close of business on July 12, 2018, the record date for determining shareholders entitled to vote at the meeting. There were 26,833,527 shares, or 68.1% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client. Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE American to vote in the election of directors or to vote for approval of our 2018 Equity Incentive Plan, but were permitted to vote for approval of the appointment of our independent registered public accountants and the amendment of our Articles of Incorporation.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Ronald Andrews	24,206,361	118,007
William Annett	24,207,181	117,187
Andrew Arno	24,209,927	114,441
Alfred D. Kingsley	24,205,891	118,477
Andrew J. Last	24,206,334	118,034
Aditya P. Mohanty	24,198,921	126,077
Cavan Redmond	24,205,872	118,496

In addition, there were 2,509,159 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2018 was ratified by the following vote:

Shares Voted
For	26,788,600
Against	22,175
Abstain	22,752

There were no broker non-votes on this matter.

Equity Incentive Plan

A new Equity Incentive Plan to make 5,000,000 shares of common stock available for the grant of stock options or the sale of restricted stock or for the settlement of hypothetical units issued with reference to common stock and also permitting the grant of stock appreciation rights was approved by the following vote:

Shares Voted
For	23,391,666
Against	904,134
Abstain	28,568

There were 2,509,159 broker non-votes on this matter.

Amendment of Articles of Incorporation

An amendment of our Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 85,000,000 shares was approved by the following vote:

Shares Voted
For	25,987,466
Against	796,552
Abstain	49,509

There were no broker non-votes on this matter.

Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation, as amended
99.1	2018 Equity Incentive Plan
99.2	Form of Employee Stock Option Agreement
99.3	Form of Non-Employee Director Stock Option Agreement
99.4	Form of Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: August 28, 2018	By:	/s/ William Annett
William Annett
President and Chief Executive Officer